PAPER PLATES
SOLO
HEAVY DUTY
PAPER PLATES
SOLO
HEAVY DUTY

SOLO

PLATES
SOLO
Grip It!
Feel the Difference!
SoloGrips

SOLO

STARBUCKS COFFEE

Bank of America Credit Conference December 4, 2007 Exhibit 99.1

Forward Looking Statements
This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995 that involve risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements.
Such statements are based on management’s current reasonable and good faith expectations.  A number of risks and uncertainties could cause results to differ from forward-looking statements.  These risks and uncertainties include, among others, the ability of the Company to effectively implement the integrated performance improvement program and other initiatives designed to reduce cost and improve operating efficiencies, the effect of general economic and competitive business conditions, increases in energy, raw material and other manufacturing costs, any material weaknesses in our internal control over financial reporting that are not remedied effectively, the impact of our significant debt on our financial health and operating flexibility, the impact of any legal or regulatory proceedings as a result of our restatement of our consolidated financial statements, and fluctuations in demand for the
Company’s products.  For further details of these and other risks and uncertainties that may impact forward-looking statements and the Company’s business and financial results, see information set forth under the heading “Risk Factors” in our most recent
Quarterly Report filing on Form 10-Q, our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and in our other filings made from time to time with the SEC.  The Company does not undertake any obligation to update or revise any forward-looking statements as a result of new information, future events, changed assumptions or otherwise; and all forward-
looking statements speak only as of the time when made.
GAAP Disclaimer:
The Non-GAAP financial measures contained in this presentation (such as free cash flow, EBITDA, Consolidated EBITDA,
Adjusted EBITDA and certain financial measures that exclude unusual items) are not measures of financial performance under
GAAP and should not be considered as alternatives to net income (loss) or any other performance measure derived in accordance with GAAP.  They should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under
GAAP, or alternative measures of liquidity. The Non-GAAP financial measures adjust for factors that are unusual and are presented to provide a view to measures similar to those used in evaluating our compliance with certain financial covenants under our first lien credit facility.  They are also used as a metric to determine certain components of performance-based compensation.

Executive Summary
Founded over 70 years ago
One of the largest players in the disposable foodservice packaging industry with estimated annual sales of over $2 billion
Broadest product portfolio in the industry with paper, plastic, and foam product categories
Long-standing relationships and critical vendor for industry leaders including:  Starbucks, McDonalds, Target, Bunzl, Sysco and U.S.
Foodservice
Strong brand equity evidenced by high consumer awareness
North American platform of 16 manufacturing facilities and seven efficient regional hub distribution centers
Experienced management team driving high-performance culture
Over $360 million of debt paydown and improved profitability in 2007 positions Solo well for future growth
Solo: A Market Leader in Foodservice and Consumer Disposables

Company Overview
Paper Cup
20.1%
Lids
14.5%
Plates & Bowls
11.8%
Cutlery
9.3%
Foam Cup
6.5%
Straws
3.3%
Portion Cup
5.0%
Containers
7.2%
Plastic Cups
21.8%
Other
0.5%
Foodservice/
Global
74.9%
Consumer
20.6%
Other
4.5%
Notes:  Net sales domestic only
All data based on YTD 2007 dollar volume sales through 9/30/07
Paper
32.6%
Plastic
60.9%
Foam
6.5%
Sales by Product Sales by End Market
Sales by Material
Diversified Sales Base

McDonald's

Panera Bread

Dunkin' Donuts

Starbucks Coffee

Caribou Coffee

Coca-Cola

7 Eleven

Publix

Wendy's Old Fashioned Hamburgers

Aramark

Baskin 31 Robbins

Sodexho

Bunzl

A&P

Kroger

Costco

Burger King

Pepsi

Target

BJ's Wholesale Club

SYSCO

US Foodservice

SOLO

5 Blue Chip Customer Base Company Overview Average relationship of top ten customers is over 20 years

Company Overview
Strong Brand Equity
70+ year history with strong brand awareness among consumers
–
Latest aided awareness at 96%
Leading branded cup at retail
History of innovation
–
Iconic “red” cup
–
Traveler® lid
Opportunities for new brand extensions
Increase advertising to support our flagship SoloGrips® brand

Company Overview
National Manufacturing Footprint
16 North American manufacturing facilities and one corporate office
Belen, NM
Twin Falls, ID
Ada, OK
Urbana, IL
Conyers, GA
Augusta, GA
Federalsburg, MD
Owings Mills, MD
Leominster, MA
Toronto, ON
Chicago, IL
Highland Park, IL
Solo Corporate HQ & Manufacturing
Solo Manufacturing
N Andover, MA
Dallas, TX
Springfield, MO
Wheeling, IL
N. Las Vegas, NV
Cuititlan, Mexico
Note: Wheeling and Leominster plant closures announced on
October 16, 2007

8 Company Overview Efficient Hub and Spoke Distribution System Northeast Southeast West Coast Midwest Southwest Pacific Northwest Canada

Company Overview
Bob Korzenski (CEO): Former President of Hoffmaster and EVP Sales and
Marketing for Solo
Bob Koney (CFO): Former CFO Russell Corporation, Controller Goodrich; joined in
April 2007
Pete Mendola (Manufacturing): 19 years in manufacturing at Georgia Pacific/Dixie;
joined in March 2007
Malcolm Simmonds (Foodservice): 20+ year sales and marketing experience with
Sara Lee, Kraft and Schwan Food; joined in April 2007
Steve Jungmann (Consumer): 20+ years sales experience at Kraft and Spectrum
Brands; joined in April 2007
Bob Fronberry (CIO): Former CIO Broan Nutone Group; joined in November 2007
Jan Reed (HR, General Counsel): Former Associate General Counsel, Baxter; joined
December 2004
Tom Pasqualini (Supply Chain): Former SVP of Manufacturing and Logistics,
Sweetheart
New management team driving performance culture

Company Overview Significant debt paydown in 2007 $750 $900 $1,050 $1,200 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 Fiscal Quarter 10

Industry Overview
Disposable foodservice products represents a $14.6 billion market in the
U.S. and is projected to grow at ~5% in 2008
Industry consists of two primary markets:
Grocery stores (Kroger, Safeway)
Mass merchandisers (Target)
Warehouse clubs (Costco)
Party stores (Party City)
Dollar stores (Dollar General)
Drug stores (CVS)
Limited service restaurants
(McDonald’s)
Full service restaurants (Chili’s)
Convenience stores (7-Eleven)
Travel and leisure (hotel, airline)
Business and Industry (corporate
cafeteria)
Education (college, K-12)
Healthcare (hospital, nursing home)
Foodservice ($12.5 billion market) Consumer ($2.1 billion market)
Sources: Freedonia and Technomic for Foodservice, Nielsen for Consumer

Industry Overview
Industry continuing to benefit from growth in purchases of food away from the home
–
Particularly in takeout
Environmental concerns are moving to the forefront
–
Bans in California
Retail market is moving towards strong brands and private labels
–
Innovation still is rewarded
Consolidation of broadline foodservice operators creating opportunities for leading suppliers
Foreign competition is intensifying in certain categories
–
Solo and customers are increasingly sourcing product in Asia
Industry Trends
Solo is well positioned to capitalize on these trends

2006 Performance
High degree of volatility in resin markets
$80 million second lien credit facility added in second quarter
Identified issues resulting from poor merger implementation, including information systems
Departure of President, CFO; Promotion of Bob Korzenski to
CEO
Distraction from accounting restatement
Secured an additional $50 million under second lien credit
facility to increase liquidity (funded January 2007)
Vestar Capital took control of board of directors in December
2006 was a year of significant transition for Solo

Organization
Filled five key leadership positions; significantly upgrading talent / bench strength
Re-organized, re-aligned under new leadership
Successfully implemented SAP order to cash
–
One order, One truck, One invoice
Restructured sales incentive program to focus on profitability vs. volume
Developed comprehensive performance improvement plan (PIP) to improve cost structure and enhance manufacturing processes
–
$60-70 million of potential annual cost savings
–
Substantial one-time consulting investment
2007 Initiatives

2007 Initiatives
Commercial
Pruned unprofitable product categories and customer
arrangements
Eliminated unearned price discounts, rebates and allowances
Increased effectiveness of raw material cost pass through
Eliminated SKU overlap between Solo and Sweetheart

Manufacturing and Supply Chain
January 2007 SAP conversion reaping benefits in labor
reduction and increased efficiencies
Increased inventory turns resulting in lower working capital requirements
Significant savings generated from optimizing relationships
with vendors
Announced closure of two smaller plants as a result of
increased capacity utilization and de-emphasis of certain
product categories
2007 Initiatives

2008 Initiatives
Complete identified cost improvements and further develop
continuous improvement culture
–
PIP manufacturing and sourcing opportunities
–
Announced plant closures
Complete identified commercial arrangement improvements
–
SKU rationalization and inventory
–
Product pricing – commodity cost management
Increase investment in new product capacity, marketing and
new product launches
Continue to reduce debt and leverage

18 Financial Update

Financial Update
YTD FY07 vs. FY06 – Summary Financial Data
33% increase in Adjusted EBITDA
($ in millions)
39 Weeks Ended 39 Weeks Ended
10/1/2006 9/30/2007
Net Sales 1,651.6 $                  1,614.2 $
Adjusted EBITDA - Continuing Operations
(1)
85.8                          114.3
% of Sales 5.2% 7.1%
(1)
See reconciliation to comparable U.S. GAAP numbers in Schedule A to the Company's Press
Release issued November 16, 2007 and filed as Exhibit 99.1 to the Company’s Form 8-k dated and filed November 16, 2007 with the Securities and Exchange Commission.

Financial Update
2007 Financial Highlights
$360 million senior debt reduction
–
Non-core asset sales
–
Free cash flow generation
–
Significant tax loss carry forwards prevent tax leakage
33% improvement in adjusted EBITDA from continuing operations
–
Gross margin expansion
–
SG&A discipline
More focused & more profitable company

Financial Update
Trends in Gross Margin from Continuing Operations
2007 2006
1Q 7.5% 8.7% PIP Costs, No Benefit
2Q 13.6% 13.1%
(1)
PIP Benefits Exceed Costs
SAP Benefits
Logistics Benefits
3Q 11.7% 9.7% Commercial Optimization
PIP Benefits Exceed Costs
Logistics Benefits
(1)
Excluding a $9.8 million reserve for spare parts and inventory obsolescence and $22.1 million in curtailment gains related to postretirement benefits, the gross profit percentage in 2Q 2006 would have been 11.0%.

Financial Update
Free Cash Flow
($ in millions)

Cash Flow from Operating Activities:
Net loss (GAAP measure) $ (30,328) $ (341,001)
Depreciation and amortization 72,185 75,612
Deferred finance fee amortization 4,758 3,668
(Gain) loss on sale of property, plant and equipment (11,706) 3,132
Goodwill impairment - 228,537
Asset impairment 2,559 7,933
Postretirement plan curtailment gains - (22,067)
Changes in working capital 33,635 (57,840)
Other (9,891) 43,333
Net cash provided by operating activities 61,212 (58,693)
Purchase of property, plant and equipment (29,166) (45,371)
Free cash flow (non-GAAP measure)
(1)
$ 32,046 $ (104,064)
September 30, 2007
For the 39 weeks ended
(1)
Free cash flow is defined as cash flow from operating activities less capital expenditures, both of which are calculated in accordance with
GAAP. We believe that free cash flow provides a useful measure of our liquidity.
For the 39 weeks ended
October 1, 2006

Summary
Solo continues to be an industry leader and is a critical supplier across the disposables market
Company has significant brand equity and a hard-to-replicate manufacturing/distribution platform with strong customer
relationships
Information systems moving from competitive disadvantage to
core competency
2007 was focused on cleaning up the platform
–
Recruited the right team
–
Fixed the cost structure
Company now focused on growth
–
As leverage has improved, flexibility to invest in growth
will increase

24 Appendix

11/30/2006
12/20/2006
1/11/2007
2/1/2007
2/21/2007
3/13/2007
4/2/2007
4/20/2007
5/10/2007
5/31/2007
6/22/2007
7/13/2007
8/1/2007
8/21/2007
9/11/2007
10/1/2007
10/19/2007
11/8/2007
11/29/2007

25 Historical Trading Levels – 8.500% Sr Sub Notes due 2014 Last Twelve Months 74 78 82 86 90 94 8% 10% 12% 14% 16% Bid Yield (to Worst) 87.0 11.5%

11/30/2006
12/14/2006
12/28/2006
1/11/2007
1/25/2007
2/8/2007
2/22/2007
3/8/2007
3/22/2007
4/5/2007
4/19/2007
5/3/2007
5/17/2007
5/31/2007
6/14/2007
6/28/2007
7/12/2007
7/26/2007
8/9/2007
8/23/2007
9/6/2007
9/20/2007
10/4/2007
10/18/2007
11/1/2007
11/15/2007
11/29/2007

26 Historical Trading Levels – Credit Facilities Last Twelve Months 96 97 98 99 100 101 102 Revolver First Lien Term Loan 98.8 98.0